Exhibit 99.2

NYSE: IRT

WWW.IRTLIVING.COM

Q2 2017 Earnings Release &

Supplemental Information

TABLE OF CONTENTS

Company Information	3

Forward-Looking Statements	4

Earnings Release Text	5

Financial & Operating Highlights	9

Balance Sheets	10

Statements of Operations, FFO & CORE FFO
Trailing 5 Quarters	11
Three and Six Months Ended June 30, 2017	12

Adjusted EBITDA Reconciliations
Trailing 5 Quarters	13
Three and Six Months Ended June 30, 2017	13

Same-Store Portfolio Net Operating Income
Trailing 5 Quarters	14
Three and Six Months Ended June 30, 2017	15

Net Operating Income Bridge	16

Debt and Capitalization Overview	17

Capital Recycling Activity	18

Property Summary	19

NOI Exposure by Market	20

Definitions	21

Independence Realty Trust

June 30, 2017

Company Information:

Independence Realty Trust (NYSE: IRT) is a real estate investment trust that owns and operates 46 multifamily apartment properties, totaling 12,812 units, across non-gateway U.S. markets, including Louisville, Memphis, Atlanta and Raleigh. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return of capital through distributions and capital appreciation.

Corporate Headquarters	Two Liberty Place
50 S. 16th Street, Suite 3575
Philadelphia, Pa 19102
267.270.4800

Trading Symbol	NYSE: “IRT”

Investor Relations Contact	Edelman Financial Communications & Capital Markets
Ted McHugh and Lauren Tarola
212-277-4322
IRT@edelman.com

 Forward-Looking Statements

This supplemental information may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “outlook,” “assumption,” “projected,” “strategy”, “guidance” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Such forward-looking statements include, but are not limited to, IRT’s 2017 EPS and CFFO guidance; the assumptions underlying such guidance; the anticipated benefits and the expected financial impact of IRT’s internalization of its management; changes in financial markets and interest rates, or to the business or financial condition of IRT; changes in market demand for rental apartment homes and competitive pricing from projected apartment industry dynamics, demographic and employment information; IRT’s maintenance of real estate investment trust (“REIT”) status; availability of financing and capital; dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board; risks associated with pursuing additional strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by IRT from time to time, including those discussed under the heading “Risk Factors” in IRT’s most recently filed reports on Forms 10-K and 10-Q. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust Announces Second Quarter 2017 Financial Results

Executed five capital recycling transactions, selling three communities held for sale and acquiring two high-quality communities in attractive submarkets

5.6% increase year-over-year in same-store net operating income for the second quarter 2017

Completed the shared services period with RAIT Financial Trust to become fully internalized

Transferred listing to the New York Stock Exchange effective July 31

PHILADELPHIA – (BUSINESS WIRE) – August 1, 2017 — Independence Realty Trust, Inc. (“IRT”) (NYSE: IRT), a multi-family apartment REIT, today announced its second quarter 2017 financial results.

Results for the Quarter

•	Net income available to common shareholders was $18.7 million for the quarter ended June 30, 2017 as compared to $29.0 million for the quarter ended June 30, 2016.

•	Core Funds from Operations (“CFFO”) per share of $0.19 for the quarter ended June 30, 2017 as compared to $0.22 for the quarter ended June 30, 2016.

•	Adjusted EBITDA of $19.5 million for the quarter ended June 30, 2017 as compared to $18.7 million for the quarter ended June 30, 2016.

Same-Store Property Operating Results

Second Quarter 2017 Compared to Second Quarter 2016(1)
Rental income	3.9% increase
Total revenues	4.3% increase
Property level operating expenses	2.2% increase
Net operating income (“NOI”)	5.6% increase
Portfolio average occupancy	60 bps increase to 95.0%
Portfolio average rental rate	3.3% increase to $1,013
NOI Margin	80 bps increase to 60.6%

(1)	Same store portfolio for the three months ended June 30, 2017 and 2016 includes 42 properties which represents 11,676 units.

Property Acquisitions

•

On June 30, 2017, IRT acquired a 328-unit apartment community located in Durham, NC for a purchase price of $42.95 million, primarily using available cash and its line of credit to fund the acquisition. The apartment community was constructed in 2002.  The community is located in the South Durham submarket; one of the fastest growing submarkets by rent growth in the Raleigh-Durham area, and contains one, two, and three-bedroom units with an average unit size of 1,208 square feet.

•

On May 24, 2017, IRT acquired a 160-unit apartment community in Lexington, KY for $14.2 million using available cash and its line of credit to fund the acquisition.  The apartment community was constructed in 2001. The community is located in Georgetown, part of the Lexington, KY submarket known as Scott County, and contains one, two and three-bedroom units with an average unit size of 1,206 square feet.

Dispositions

•

In the quarter ended June 30, 2017, we sold three class C communities: a 320-unit community in Austin, TX on May 5, a 200-unit community in Newport News, Virginia on June 1, and a 354-unit community in Indianapolis, Indiana on June 9, for a combined sale price of $59.6 million. IRT recognized a gain of approximately $16.1 million associated with the sales in the quarter ending June 30, 2017. All of the communities were previously classified as held for sale.

“In the second quarter of 2017, we executed on the goals we outlined from the beginning of our transformative management internalization,” said Scott Schaeffer, IRT’s Chairman and CEO. “Through our five capital recycling transactions, we strengthened our portfolio by maintaining our simple portfolio investment strategy targeting middle-market communities in economically attractive sub-markets. This approach continues to demonstrate value, with 5.6% year-over-year same-store NOI growth for the second quarter and 5.4% for the first half of the year. Looking forward, we will continue to seek out accretive opportunities that align with our portfolio composition while maximizing value for our shareholders.”

Capital Expenditures

For the three months ended June 30, 2017, recurring capital expenditures for the total portfolio was $1.9 million, or $142 per unit.

New Line of Credit Refinancing

As previously announced, on May 1, 2017, IRT closed on a new $300.0 million unsecured credit facility refinancing the previous secured credit facility. The new facility is comprised of a $50.0 million term loan and a revolving commitment of up to $250.0 million. The maturity date on the new term loan is May 1, 2022 and the maturity date on borrowings outstanding under the revolving commitment is May 1, 2021, extending the September 17, 2018 maturity of the previous secured credit facility. Borrowings under the revolving commitment can be extended through two, six-month extension options. The new unsecured credit facility also provides for an accordion feature allowing for an additional $200 million of capacity resulting in a maximum borrowing capacity of $500 million, a portion of which may be drawn as an incremental term loan with a maturity date of five years from the date of such draw. The exercise of the accordion is subject to customary terms and conditions. Based on our leverage levels as of closing, IRT’s annual interest cost would be LIBOR plus 145 basis points under the term loan and LIBOR plus 150 basis points for borrowings outstanding under the revolving commitments, an annual savings of approximately 35 to 40 basis points from IRT’s previous secured credit facility. The new facility is unsecured and improves IRT’s flexibility to effectively manage its assets by creating a pool of unencumbered assets.

2017 EPS and CFFO Guidance

IRT is amending its 2017 full year EPS and CFFO guidance. EPS per diluted share is projected to be in a range of $0.54 to $0.57, compared to $0.40 to $0.44 previously, and CFFO per diluted share is projected to be in the range of $0.73 to $0.76, compared to $0.72 to $0.76 previously. A reconciliation of IRT's projected net income (loss) allocable to common shares to its projected CFFO per share, a non-GAAP financial measure, is included below. Also included below are the primary assumptions underlying this estimate. See Schedule II to this release for further information regarding how IRT calculates CFFO and Schedule V to this release for management’s definition and rationale for the usefulness of CFFO.

2017 Full Year EPS and CFFO Guidance (1)	Low	High
Net income (loss) available to common shares	$0.54	$0.57
Earnings per share	$0.54	$0.57

2017 EPS and CFFO Guidance
Net income (loss) available to common shares	$0.54	$0.57
Adjustments:
Depreciation and amortization	0.42	0.42
Gains on asset sales	(0.29)	(0.29)
Share base compensation	0.03	0.03
Amortization of deferred financing fees	0.03	0.03
CORE FFO per diluted share allocated to common shareholders	$0.73	$0.76

(1)

This guidance, including the underlying assumptions, constitutes forward-looking information. Actual full 2017 EPS and CFFO could vary significantly from the projections presented. See “Forward-Looking Statements” below. Our estimate is based on the following key operating assumptions for IRT’s 2017 performance:

Same Store Communities	Revised 2017 Outlook	Previous 2017 Outlook
Number of properties/units	42 properties /11,676 units	42 properties/11,676 units
Property revenue growth	4.0% to 4.5%	3.5% to 4.5%
Controllable property operating expense growth	1.6% to 2.0%	1.5% to 2.5%
Real estate tax and insurance expense increase	4.5% to 5.5%	6.5% to 7.5%
Property NOI growth	4.5% to 5.5%	3.5% to 4.5%

Corporate Expenses
General and administrative expenses (excluding stock based compensation)	$7.3 to $7.7 million	$7.0 to $8.0 million

Transaction/Investment Volume
Acquisition volume	$87 million	$75 to $100 million
Disposition volume	$87 million	$75 to $100 million

Capital Expenditures
Recurring	$6.5 to $6.8 million	$6.0 to $7.0 million
Value Add	$5.5 to $6.0 million	$5.0 to $6.0 million

Selected Financial Information

See Schedule I to this Release for selected financial information for IRT.

Completed Internalization

On June 20, 2017, IRT ended its use of shared services previously provided by RAIT Financial Trust (“RAIT”) and has fully completed its previously disclosed management internalization. As announced on December 20, 2016, IRT entered into a shared service agreement in which RAIT provided IRT certain transitional services such as information technology, human resources, insurance, investor relations, legal, tax and accounting for a transition period after the closing.

Non-GAAP Financial Measures and Definitions

IRT discloses the following non-GAAP financial measures in this release: FFO, CFFO, Adjusted EBITDA and NOI.  A reconciliation of IRT’s reported net income (loss) to its FFO and CFFO is included as Schedule II to this release.  A reconciliation of IRT’s same store NOI to its reported net income (loss) is included as Schedule III to this release. A reconciliation of IRT’s Adjusted EBITDA, to net income (loss) is included as Schedule IV to this release.  See Schedule V to this release for management’s respective definitions and rationales for the usefulness of each of these non-GAAP financial measures and other definitions used in this release.

Distributions

On July 14, 2017, IRT’s Board of Directors declared monthly cash dividends for the third quarter of 2017 on IRT’s shares of common stock in the amount of $0.06 per share per month. The monthly dividends total $0.18 per share for the third quarter.  The month for which each dividend was declared is set forth below, with the relevant amount per share, record date and payment date set forth opposite the month:

Month	Amount	Record Date	Payment Date
July 2017	$0.06	07/31/2017	08/15/2017
August 2017	$0.06	08/31/2017	09/15/2017
September 2017	$0.06	09/29/2017	10/13/2017

Conference Call

All interested parties can listen to the live conference call webcast at 9:30 AM ET on Tuesday, August 1, 2017 from the investor relations section of the IRT website at www.irtliving.com or by dialing 1.844.775.2542, access code 57009266.  For those who are not available to listen to the live call, the replay will be available shortly following the live call from the investor relations section of IRT’s website and telephonically until Tuesday, August 8, 2017, by dialing 1.855.859.2056, access code 57009266.

Supplemental Information

IRT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures, same-store information and other useful information for investors.  The supplemental information is available via the Company's website, www.irtliving.com, through the "Investor Relations" section.

About Independence Realty Trust, Inc.

Independence Realty Trust (NYSE: IRT) is a real estate investment trust that owns and operates 46 multifamily apartment properties, totaling 12,812 units, across non-gateway U.S. markets, including Louisville, Memphis, Atlanta and Raleigh. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return of capital through distributions and capital appreciation.

Independence Realty Trust, Inc. Contact

Edelman Financial Communications & Capital Markets

Ted McHugh and Lauren Tarola

212-277-4322

IRT@edelman.com

FINANCIAL & OPERATING HIGHLIGHTS

	For the Three Months Ended
	June 30, 2017			March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016
Selected Financial Information:
Operating Statistics:
Net income available to common shares	$18,739			$4,077		$(40,980)		$2,267		$28,987
Earnings (loss) per share -- diluted	$0.27			$0.06		$(0.61)		$0.05		$0.61
Total property revenue	$39,431			$38,895		$38,002		$38,364		$38,327
Total property operating expenses	$15,918			$15,992		$15,560		$16,107		$15,623
Net operating income	$23,513			$22,903		$22,442		$22,257		$22,704
NOI margin	59.6%			58.9%		59.1%		58.0%		59.2%
Adjusted EBITDA	$19,493			$19,512		$18,544		$18,373		$18,688
FFO per share -- diluted	$0.12			$0.17		$(0.50)		$0.20		$0.18
CORE FFO per share -- diluted	$0.19			$0.18		$0.17		$0.21		$0.22
Dividends per share	$0.18			$0.18		$0.18		$0.18		$0.18
CORE FFO payout ratio	94.7%			100.0%		105.9%		85.7%		81.8%
Portfolio Data:
Total gross assets	$1,400,864			$1,390,589		$1,370,243		$1,374,353		$1,368,217
Total number of properties	46			47		46		46		46
Total units	12,812			13,198		12,982		12,982		12,982
Period end occupancy	94.5%			94.7%		94.5%		94.3%		93.7%
Total portfolio average occupancy	94.9%			93.8%		93.8%		94.1%		94.4%
Total portfolio average effective monthly rent, per unit	$1,010			$978		$977		$977		$961
Same store period end occupancy (a)	94.6%			94.8%		93.9%		93.7%		94.3%
Same store portfolio average occupancy (a)	95.0%			93.9%		93.7%		94.3%		94.4%
Same store portfolio average effective monthly rent, per unit (a)	$1,013			$1,007		$998		$999		$981
Capitalization:
Total debt	$764,521			$765,695		$743,817		$880,581		$880,288
Common share price, period end	$9.87			$9.37		$8.92		$9.00		$8.18
Market equity capitalization	$712,413			$674,591		$641,393		$453,823		$412,493
Total market capitalization	$1,476,934			$1,440,286		$1,385,210		$1,334,404		$1,292,781
Total debt/total gross assets	54.6%			55.1%		54.3%		64.1%		64.3%
Net debt to adjusted EBITDA	9.7	x	(b)	9.7	x	9.7	x	11.6	x	11.4	x
Interest coverage	2.7	x		2.6	x	2.4	x	2.1	x	2.1	x
Common shares and OP Units:
Shares outstanding	69,143,955			69,125,681		68,996,070		47,509,731		47,476,250
OP units outstanding	3,035,654			2,869,050		2,908,949		2,915,008		2,950,816
Common shares and OP units outstanding	72,179,609			71,994,731		71,905,019		50,424,739		50,427,066
Weighted average common shares and units	71,703,735			71,656,205		70,036,948		50,229,637		50,134,620

(a)	Same store portfolio consists of 42 properties which represents 11,676 units.
(b)	Net debt to adjusted EBITDA would be 9.5x if adjusted for acquisitions and dispositions that occurred during the second quarter of 2017.

BALANCE SHEETS

Dollars in thousands, except per share data

	As of
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Assets
Investments in real estate at cost	$1,340,573	$1,280,840	$1,249,356	$1,316,725	$1,314,115
Less: accumulated depreciation	(66,853)	(59,055)	(51,511)	(52,824)	(45,059)
Investments in real estate, net	1,273,720	1,221,785	1,197,845	1,263,901	1,269,056
Real estate held for sale	21,964	61,102	60,786	—	—
Cash and cash equivalents	6,271	10,065	20,892	29,247	28,051
Restricted cash	5,690	5,575	5,518	8,028	6,779
Accounts receivable and other assets	5,114	3,794	5,211	5,066	3,985
Derivative assets	3,619	4,292	3,867	—	—
Intangible assets, net	799	373	118	—	—
Total assets	$1,317,177	$1,306,986	$1,294,237	$1,306,242	$1,307,871
Liabilities and Equity
Total indebtedness	$764,521	$765,695	$743,817	$880,581	$880,288
Accounts payable and accrued expenses	16,940	13,154	14,028	22,231	17,807
Accrued interest payable	176	540	491	830	701
Dividends payable	4,313	4,301	4,297	3,009	3,009
Derivative liabilities	—	—	—	696	1,163
Other liabilities	2,906	2,952	2,913	2,857	2,955
Total liabilities	788,856	786,642	765,546	910,204	905,923
Equity
Shareholders' Equity:
Preferred shares, $0.01 par value per share	—	—	—	—	—
Common shares, $0.01 par value per share	691	691	690	475	475
Additional paid in capital	565,372	565,006	564,633	381,106	380,532
Accumulated other comprehensive income (loss)	3,468	4,097	3,683	(727)	(1,195)
Retained earnings (deficit)	(64,260)	(70,608)	(62,181)	(8,833)	(2,601)
Total shareholders' equity	505,271	499,186	506,825	372,021	377,211
Noncontrolling Interests	23,050	21,158	21,866	24,017	24,737
Total equity	528,321	520,344	528,691	396,038	401,948
Total liabilities and equity	$1,317,177	$1,306,986	$1,294,237	$1,306,242	$1,307,871

STATEMENTS OF OPERATIONS, FFO & CORE FFO

TRAILING 5 QUARTERS

Dollars in thousands, except per share data

	For the Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Revenue:
Rental income	$35,176	$34,737	$34,145	$34,333	$34,185
Reimbursement and other property income	4,255	4,158	3,857	4,031	4,142
Total property revenue	39,431	38,895	38,002	38,364	38,327
Property management and other income	130	247	29	—	—
Total revenue	39,561	39,142	38,031	38,364	38,327
Expenses:
Real estate operating expenses	15,918	15,992	15,560	16,107	15,623
Property management expenses	1,444	1,538	1,137	1,219	1,229
General and administrative expenses	2,706	2,100	2,790	2,665	2,787
Acquisition and integration expenses	265	122	6	19	8
Depreciation and amortization expense	8,011	7,607	7,897	7,765	7,635
Total expenses	28,344	27,359	27,390	27,775	27,282
Operating Income (loss)	11,217	11,783	10,641	10,589	11,045
Interest expense	(7,162)	(7,448)	(7,720)	(8,820)	(9,018)
Hedge ineffectiveness	(12)	—	—	—	—
Other income (expense)	—	(5)	(2)	(2)	—
Net gains (losses) on sale of assets	16,050	(85)	3	(1)	29,321
Gains (losses) on extinguishment of debt	(572)	—	(652)	—	(558)
Gains (losses) on TSRE merger	—	—	—	641	—
Management internalization expense	—	—	(44,976)	—	—
Net income (loss)	19,521	4,245	(42,706)	2,407	30,790
(Income) loss allocated to noncontrolling interests	(782)	(168)	1,726	(140)	(1,803)
Net income (loss) available to common shares	$18,739	$4,077	$(40,980)	$2,267	$28,987
EPS - basic	$0.27	$0.06	$(0.61)	$0.05	$0.61
Weighted-average shares outstanding - Basic	68,832,855	68,787,155	67,126,993	47,215,918	47,183,804
EPS - diluted	$0.27	$0.06	$(0.61)	$0.05	$0.61
Weighted-average shares outstanding - Diluted	68,943,869	68,958,786	67,126,993	47,314,629	47,229,736
Funds From Operations (FFO):
Net Income (loss)	$19,521	$4,245	$(42,706)	$2,407	$30,790
Add-Back (Deduct):
Depreciation	7,987	7,595	7,897	7,765	7,635
Net (gains) losses on sale of assets excluding defeasance costs	(18,798)	85	(3)	1	(29,321)
FFO	$8,710	$11,925	$(34,812)	$10,173	$9,104
FFO per share--diluted	0.12	$0.17	$(0.50)	$0.20	$0.18
CORE Funds From Operations (CFFO):
FFO	$8,710	$11,925	$(34,812)	$10,173	$9,104
Add-Back (Deduct):
Stock compensation expense	738	388	390	247	380
Amortization of deferred financing costs	359	519	521	597	749
Acquisition and integration expenses	265	122	6	19	8
Other depreciation and amortization	24	12	—	—	—
Hedge ineffectiveness	12	—	—	—	—
(Gains) losses on extinguishment of debt	572	—	652	—	558
Defeasance costs included in net gains (losses) on sale of assets	2,748	—	—	—	—
Management internalization expense	—	—	44,976	—	—
Gains (losses) on TSRE merger	—	—	—	(641)	—
CFFO	$13,428	$12,966	$11,733	$10,395	$10,799
CFFO per share--diluted	0.19	$0.18	$0.17	$0.21	$0.22
Weighted-average shares and units outstanding	71,703,735	71,656,205	70,036,948	50,229,637	50,134,620

STATEMENTS OF OPERATIONS, FFO & CORE FFO

THREE AND SIX MONTHS ENDED JUNE 30, 2017

Dollars in thousands, except per share data

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2017	2016	2017	2016
Revenue:
Rental income	$35,176	$34,185	$69,913	$68,938
Reimbursement and other property income	4,255	4,142	8,413	8,055
Total property revenue	39,431	38,327	78,326	76,993
Property management and other income	130	—	377	—
Total revenue	39,561	38,327	78,703	76,993
Expenses:
Real estate operating expenses	15,918	15,623	31,910	31,481
Property management expenses	1,444	1,229	2,982	2,491
General and administrative expenses	2,706	2,787	4,806	5,409
Acquisition and integration expenses	265	8	387	18
Depreciation and amortization expense	8,011	7,635	15,618	19,162
Total expenses	28,344	27,282	55,703	58,561
Operating Income (loss)	11,217	11,045	23,000	18,432
Interest expense	(7,162)	(9,018)	(14,610)	(18,995)
Hedge ineffectiveness	(12)	—	(12)	—
Other income (expense)	—	—	(5)	—
Net gains (losses) on sale of assets	16,050	29,321	15,965	31,774
Gains (losses) on extinguishment of debt	(572)	(558)	(572)	(558)
Gains (losses) on TSRE merger	—	—	—	91
Net income (loss)	19,521	30,790	23,766	30,744
(Income) loss allocated to noncontrolling interests	(782)	(1,803)	(950)	(1,832)
Net income (loss) available to common shares	$18,739	$28,987	$22,816	$28,912
EPS - basic	$0.27	$0.61	$0.33	$0.61
Weighted-average shares outstanding - Basic	68,832,855	47,183,804	68,810,131	47,138,573
EPS - diluted	$0.27	$0.61	$0.33	$0.61
Weighted-average shares outstanding - Diluted	68,943,869	47,229,736	69,007,862	47,159,220

Funds From Operations (FFO):
Net Income (loss)	$19,521	$30,790	$23,766	$30,744
Adjustments:
Real estate depreciation and amortization	7,987	7,635	15,582	19,162
Net (gains) losses on sale of assets excluding defeasance costs	(18,798)	(29,321)	(18,713)	(33,170)
Funds From Operations	$8,710	$9,104	$20,635	$16,736
FFO per share--diluted	$0.12	$0.18	$0.29	$0.33
Core Funds From Operations (CFFO):
Funds From Operations	$8,710	$9,104	$20,635	$16,736
Adjustments:
Stock compensation expense	738	380	1,126	585
Amortization of deferred financing costs	359	749	878	1,946
Acquisition and integration expenses	265	8	387	18
Other depreciation and amortization	24	—	36	—
Hedge ineffectiveness	12	—	12	—
(Gains) losses on extinguishment of debt	572	558	572	558
Defeasance costs included in net gains (losses) on sale of assets	2,748	—	2,748	1,396
Gains (losses) on TSRE merger	—	—	—	(91)
Core Funds From Operations	$13,428	$10,799	$26,394	$21,148
CFFO per share--diluted	$0.19	$0.22	$0.37	$0.42
Weighted-average shares and units outstanding	71,703,735	50,134,620	71,680,542	50,089,389

ADJUSTED EBITDA RECONCILIATION AND COVERAGE RATIO

Dollars in thousands, except per share data

	Three Months Ended
ADJUSTED EBITDA:	June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016
Net income (loss)	$19,521		$4,245		$(42,706)		$2,407		$30,790
Add-Back (Deduct):
Depreciation and amortization	8,011		7,607		7,897		7,765		7,635
Interest expense	7,162		7,448		7,720		8,820		9,018
Hedging ineffectiveness	12		—		—		—		—
Other (income) expense	—		5		2		2		—
Acquisition and integration expenses	265		122		6		19		8
Net (gains) losses on sale of assets	(16,050)		85		(3)		1		(29,321)
(Gains) losses on extinguishment of debt	572		—		652		—		558
Management internalization expense	—		—		44,976		—		—
Gains (losses) on TSRE merger	—		—		—		(641)		—
Adjusted EBITDA	$19,493		$19,512		$18,544		$18,373		$18,688

INTEREST COST:
Interest expense	$7,162		$7,448		$7,720		$8,820		$9,018

INTEREST COVERAGE:	2.7	x	2.6	x	2.4	x	2.1	x	2.1	x

	Three Months Ended June 30,				Six Months Ended June 30,
ADJUSTED EBITDA:	2017		2016		2017		2016
Net income (loss)	$19,521		$30,790		$23,766		$30,744
Add-Back (Deduct):
Depreciation and amortization	8,011		7,635		15,618		19,162
Interest expense	7,162		9,018		14,610		18,995
Hedging ineffectiveness	12		—		12		—
Other (income) expense	—		—		5		—
Acquisition and integration expenses	265		8		387		18
Net (gains) losses on sale of assets	(16,050)		(29,321)		(15,965)		(31,774)
(Gains) losses on extinguishment of debt	572		558		572		558
Management internalization expense	—		—		—		—
Gains (losses) on TSRE merger	—		—		—		(91)
Adjusted EBITDA	$19,493		$18,688		$39,005		$37,612

INTEREST COST:
Interest expense	$7,162		$9,018		$14,610		$18,995

INTEREST COVERAGE:	2.7	x	2.1	x	2.7	x	2.0	x

SAME STORE PORTFOLIO NET OPERATING INCOME

TRAILING 5 QUARTERS

Dollars in thousands, except per share data

	For the Three-Months Ended (a)
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Revenue:
Rental income	$32,342	$31,762	$31,456	$31,698	$31,135
Reimbursement and other property income	3,881	3,719	3,476	3,645	3,610
Total revenue	36,223	35,481	34,932	35,343	34,745
Operating Expenses:
Real estate taxes	4,384	4,381	4,193	4,280	4,277
Property insurance	781	820	796	748	764
Personnel expenses	3,483	3,400	3,376	3,449	3,296
Utilities	2,123	2,223	2,235	2,280	2,061
Repairs and maintenance	1,334	1,233	1,194	1,460	1,339
Contract services	1,090	1,043	1,029	1,060	1,105
Advertising expenses	382	382	395	399	403
Other expenses	703	791	703	844	721
Total operating expenses	14,280	14,273	13,921	14,520	13,966
Same-store net operating income (a)	$21,943	$21,208	$21,011	$20,823	$20,779
Same-store NOI margin	60.6%	59.8%	60.1%	58.9%	59.8%
Average occupancy	95.0%	93.9%	93.7%	94.3%	94.4%
Average effective monthly rent, per unit	$1,013	$1,007	$998	$999	$981
Reconciliation of same-store net operating income to net income (loss)
Same-store net operating income	$21,943	$21,208	$21,011	$20,823	$20,779
Non same-store net operating income	1,570	1,695	1,431	1,434	1,925
Property management income	130	247	29	—	—
Property management expenses	(1,444)	(1,538)	(1,137)	(1,219)	(1,229)
General and administrative expenses	(2,706)	(2,100)	(2,790)	(2,665)	(2,787)
Acquisition and integration expenses	(265)	(122)	(6)	(19)	(8)
Depreciation and amortization expense	(8,011)	(7,607)	(7,897)	(7,765)	(7,635)
Interest expense	(7,162)	(7,448)	(7,720)	(8,820)	(9,018)
Hedge ineffectiveness	(12)	—	—	—	—
Other income (expense)	—	(5)	(2)	(2)	—
Net gains (losses) on sale of assets	16,050	(85)	3	(1)	29,321
Gains (losses) on extinguishment of debt	(572)	—	(652)	—	(558)
Gains (losses) on TSRE merger	—	—	—	641	—
Management internalization expense	—	—	(44,976)	—	—
Net income (loss)	$19,521	$4,245	$(42,706)	$2,407	$30,790

(a)	Same store portfolio consists of 42 properties which represents 11,676 units.

SAME STORE PORTFOLIO NET OPERATING INCOME

THREE AND SIX MONTHS ENDED JUNE 30, 2017

Dollars in thousands, except per share data

	Three-Months Ended June 30			Six-Months Ended June 30
	2017	2016	% change	2017	2016	% change
Revenue:
Rental income	$32,342	$31,135	3.9%	$64,104	$61,615	4.0%
Reimbursement and other property income	3,881	3,610	7.5%	7,600	6,995	8.6%
Total revenue	36,223	34,745	4.3%	71,704	68,610	4.5%
Operating Expenses:
Real estate taxes	4,384	4,277	2.5%	8,765	8,565	2.3%
Property insurance	781	764	2.2%	1,601	1,506	6.3%
Personnel expenses	3,483	3,296	5.7%	6,883	6,589	4.5%
Utilities	2,123	2,061	3.0%	4,346	4,260	2.0%
Repairs and maintenance	1,334	1,339	-0.4%	2,567	2,356	9.0%
Contract services	1,090	1,105	-1.4%	2,133	2,194	-2.8%
Advertising expenses	382	403	-5.2%	764	799	-4.4%
Other expenses	703	721	-2.5%	1,494	1,410	6.0%
Total operating expenses	14,280	13,966	2.2%	28,553	27,679	3.2%
Same-store net operating income (a)	$21,943	$20,779	5.6%	$43,151	$40,931	5.4%
Same-store NOI margin	60.6%	59.8%	0.8%	60.2%	59.7%	0.5%
Average occupancy	95.0%	94.4%	0.6%	94.4%	93.4%	1.0%
Average effective monthly rent, per unit	$1,013	$981	3.3%	$1,010	$976	3.5%
Reconciliation of same-store net operating income to net income (loss)
Same-store portfolio net operating income	$21,943	$20,779		$43,151	$40,931
Non same-store net operating income	1,570	1,925		3,265	4,581
Property management income	130	—		377	—
Property management expenses	(1,444)	(1,229)		(2,982)	(2,491)
General and administrative expenses	(2,706)	(2,787)		(4,806)	(5,409)
Acquisition and integration expenses	(265)	(8)		(387)	(18)
Depreciation and amortization expense	(8,011)	(7,635)		(15,618)	(19,162)
Interest expense	(7,162)	(9,018)		(14,610)	(18,995)
Hedge ineffectiveness	(12)	—		(12)	—
Other income (expense)	—	—		(5)	—
Net gains (losses) on sale of assets	16,050	29,321		15,965	31,774
Gains (losses) on extinguishment of debt	(572)	(558)		(572)	(558)
Gains (losses) on TSRE merger	—	—		—	91
Net income (loss)	$19,521	$30,790		$23,766	$30,744

(a)	Same store portfolio consists of 42 properties which represents 11,676 units.

NET OPERATING INCOME (NOI) BRIDGE

Dollars in thousands, except per share data

	For the Three-Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Property revenue
Same store (a)	$36,223	$35,481	$34,932	$35,343	$34,745
Non same-store	3,208	3,414	3,070	3,021	3,582
Total property revenue	39,431	38,895	38,002	38,364	38,327
Property expenses
Same store (a)	14,280	14,273	13,921	14,520	13,966
Non same-store	1,638	1,719	1,639	1,587	1,657
Total property expenses	15,918	15,992	15,560	16,107	15,623
Net operating income
Same-store (a)	21,943	21,208	21,011	20,823	20,779
Non same-store	1,570	1,695	1,431	1,434	1,925
Total property net operating income	$23,513	$22,903	$22,442	$22,257	$22,704
Reconciliation of NOI to net income (loss)
Total property net operating income	$23,513	$22,903	$22,442	$22,257	$22,704
Property management income	130	247	29	—	—
Property management expenses	(1,444)	(1,538)	(1,137)	(1,219)	(1,229)
General and administrative expenses	(2,706)	(2,100)	(2,790)	(2,665)	(2,787)
Acquisition and integration expenses	(265)	(122)	(6)	(19)	(8)
Depreciation and amortization expense	(8,011)	(7,607)	(7,897)	(7,765)	(7,635)
Interest expense	(7,162)	(7,448)	(7,720)	(8,820)	(9,018)
Hedge ineffectiveness	(12)	—	—	—	—
Other income (expense)	—	(5)	(2)	(2)	—
Net gains (losses) on sale of assets	16,050	(85)	3	(1)	29,321
Gains (losses) on extinguishment on debt	(572)	—	(652)	—	(558)
Gains (losses) on TSRE merger	—	—	—	641	—
Management internalization expense	—	—	(44,976)	—	—
Net income (loss)	$19,521	$4,245	$(42,706)	$2,407	$30,790

(a)	Same store portfolio consists of 42 properties which represents 11,676 units.

DEBT SUMMARY AS OF JUNE 30, 2017

Dollars in thousands, except per share data

	Amount	Rate	Type	Weighted Average Maturity (in years)
Debt:
Credit facility (a)	$192,190	2.7%	Floating	4.1
Mortgages-Fixed rate	578,310	3.7%	Fixed	6.3
Unamortized deferred financing costs	(5,979)
Total Debt	764,521	3.5%		5.7
Market Equity Capitalization, at period end	712,413
Total Capitalization	$1,476,934

(a)

Credit facility total capacity is $300.0 million, of which $192.2 million was drawn as of June 30, 2017, comprised of a $50.0 million term loan and a revolving commitment of up to $250.0 million. The maturity date on the new term loan is May 1, 2022, and the maturity date on borrowings outstanding under the revolving commitment is May 1, 2021.

(b)

As of June 30, 2017, IRT maintained a float-to-fixed interest swap with a $150.0 million notional. This swap, which expires on June 17, 2021 and has a fixed rate of 1.1325%, has converted $150.0 million of our floating rate debt to fixed rate debt.

CAPITAL RECYCLING ACTIVITY

SUMMARY OF APARTMENT COMMUNITY ACQUISITION AND DISPOSITION ACTIVITY
YEAR TO DATE AS OF JUNE 30, 2017

Dollars in thousands with respect to Contract Price

Acquisitions

Property Name	Location	Units	Acquisition Date	Contract Price	Price per Unit	Average Rent
Lakes at Northdale	Tampa, FL	216	February 27, 2017	$29,750	$138	$1,192
Haverford Place	Lexington, KY	160	May 24, 2017	$14,240	$89	$874
South Terrace	Durham, NC	328	June 30, 2017	$42,950	$131	$1,039
Total		704		$86,940	$123	$1,064

Dispositions

Property Name	Location	Units	Disposition Date	Contract Price	Price per Unit	Average Rent
Copper Mill	Austin, TX	320	May 5, 2017	$32,000	$100	$1,016
Heritage Trace	Newport News, VA	200	June 1, 2017	$11,600	$58	$750
Berkshire Square	Indianapolis, IN	354	June 9, 2017	$16,000	$45	$651
Total		874		$59,600	$68	$866

PROPERTY SUMMARY

Dollars in thousands, except per share data

				Investments in Real Estate
Property Name	Location	Acquisition Date	Year Built / Renovated (a)	Gross Cost	Accumulated Depreciation	Net Book Value	Units (b)	Period End Occupancy (c)	Average Occupancy (d)	Average Effective Rent per Occupied Unit (e)
The Crossings	Jackson, MS	11/22/2013	2012	23,544	(1,580)	21,964	432	91.7%	92.3%	809
TOTAL PROPERTIES HELD-FOR-SALE				$23,544	$(1,580)	$21,964	432	91.7%	92.3%	$809

Same Store Properties:
Crestmont	Marietta, GA	4/29/2011	2010 (f)	17,244	(3,554)	13,690	228	89.5%	87.0%	896
Runaway Bay	Indianapolis, IN	10/11/2012	2002	16,156	(1,764)	14,392	192	93.2%	94.6%	996
Reserve at Eagle Ridge	Waukegan, IL	1/31/2014	2008	29,270	(2,120)	27,150	370	94.9%	95.9%	1,004
Windrush	Edmond, OK	2/28/2014	2011	9,469	(709)	8,760	160	86.3%	91.0%	782
Heritage Park	Oklahoma City, OK	2/28/2014	2011	17,604	(1,310)	16,294	453	92.5%	93.8%	642
Raindance	Oklahoma City, OK	2/28/2014	2011	14,451	(1,086)	13,365	504	93.5%	95.3%	555
Augusta	Oklahoma City, OK	2/28/2014	2011	11,742	(967)	10,775	197	93.4%	94.9%	723
Invitational	Oklahoma City, OK	2/28/2014	2011	19,497	(1,616)	17,881	344	92.2%	89.6%	676
King's Landing	Creve Coeur, MO	3/31/2014	2005	32,901	(2,493)	30,408	152	92.1%	93.8%	1,579
Carrington Park	Little Rock, AR	5/7/2014	1999	22,237	(1,753)	20,484	202	95.0%	95.6%	1,045
Arbors at the Reservoir	Ridgeland, MS	6/4/2014	2000	20,860	(1,489)	19,371	170	95.9%	92.1%	1,174
Walnut Hill	Cordova, TN	8/28/2014	2001	28,262	(2,004)	26,258	362	94.2%	95.8%	975
Lenoxplace	Raleigh, NC	9/5/2014	2012	24,508	(1,564)	22,944	268	95.1%	94.4%	920
Stonebridge Crossing	Cordova, TN	9/15/2014	1994	30,361	(2,038)	28,323	500	96.0%	96.1%	823
Bennington Pond	Groveport, OH	11/24/2014	2000	17,901	(1,118)	16,783	240	95.0%	95.2%	876
Prospect Park	Louisville, KY	12/8/2014	1990	14,255	(747)	13,508	138	92.8%	94.0%	932
Brookside	Louisville, KY	12/8/2014	1987	20,946	(1,132)	19,814	224	95.5%	95.9%	860
Jamestown	Louisville, KY	12/8/2014	1970	36,034	(1,977)	34,057	355	94.9%	96.2%	1,007
Meadows	Louisville, KY	12/8/2014	1988	38,034	(2,064)	35,970	400	95.5%	95.5%	827
Oxmoor	Louisville, KY	12/8/2014	1999-2000	55,595	(3,161)	52,434	432	97.5%	94.9%	1,015
Stonebridge at the Ranch	Little Rock, AR	12/16/2014	2005	31,686	(1,812)	29,874	260	95.0%	96.5%	950
Iron Rock Ranch	Austin, TX	12/30/2014	2001-2002	35,387	(1,953)	33,434	300	96.3%	96.8%	1,277
Bayview Club	Indianapolis, IN	5/1/2015	2004	25,591	(1,293)	24,298	236	90.3%	93.1%	987
Arbors River Oaks	Memphis, TN	9/17/2015	2010 (f)	21,706	(922)	20,784	191	92.1%	96.1%	1,227
Aston	Wake Forest, NC	9/17/2015	2013	37,967	(1,521)	36,446	288	93.4%	96.7%	1,071
Avenues at Craig Ranch	McKinneuy, TX	9/17/2015	2013	47,738	(1,865)	45,873	334	97.0%	96.0%	1,255
Bridge Pointe	Huntsville, AL	9/17/2015	2002	16,017	(656)	15,361	178	98.3%	96.8%	831
Creekstone at RTP	Durham, NC	9/17/2015	2013	38,265	(1,457)	36,808	256	96.5%	96.8%	1,195
Fountains Southend	Charlotte, NC	9/17/2015	2013	41,736	(1,642)	40,094	208	94.2%	96.3%	1,441
Fox Trails	Plano, TX	9/17/2015	1981	28,118	(1,026)	27,092	286	96.2%	95.1%	1,040
Lakeshore on the Hill	Chattanooga, TN	9/17/2015	2015	11,462	(482)	10,980	123	97.6%	96.7%	963
Millenia 700	Orlando, FL	9/17/2015	2012	47,465	(1,855)	45,610	297	95.3%	96.3%	1,362
Miller Creek at German Town	Memphis, TN	9/17/2015	2013	57,000	(2,358)	54,642	330	95.8%	98.0%	1,237
Pointe at Canyon Ridge	Atlanta, GA	9/17/2015	2007 (f)	49,263	(1,738)	47,525	494	94.7%	93.0%	963
St James at Goose Creek	Goose Creek, SC	9/17/2015	2009	31,803	(1,280)	30,523	244	93.9%	95.5%	1,120
Talison Row at Daniel Island	Daniel Island, SC	9/17/2015	2013	47,145	(1,847)	45,298	274	94.5%	93.6%	1,479
The Aventine Greenville	Greenville, SC	9/17/2015	2013	48,125	(1,929)	46,196	346	90.2%	91.8%	1,119
Trails at Signal Mountain	Chattanooga, TN	9/17/2015	2015	14,423	(614)	13,809	172	97.1%	97.2%	950
Vue at Knoll Trail	Dallas, TX	9/17/2015	2015	9,304	(287)	9,017	114	99.1%	95.2%	908
Waterstone at Brier Creek	Raleigh, NC	9/17/2015	2014	38,988	(1,536)	37,452	232	95.7%	96.3%	1,253
Waterstone Big Creek	Alpharetta, GA	9/17/2015	2014	69,695	(2,728)	66,967	370	95.7%	96.6%	1,370
Westmont Commons	Asheville, NC	9/17/2015	2003, 2008	28,243	(1,147)	27,096	252	98.0%	97.3%	1,039

Non-Same Store Properties:
Lakes of Northdale	Tampa, FL	2/27/2017	2016	29,545	(215)	29,330	216	94.0%	92.5%	1,207
Haverford Place	Lexington, KY	5/24/2017	2001	14,030	(24)	14,006	160	99.4%	98.8%	951
South Terrace	Durham, NC	6/30/2017	2002	42,544	-	42,544	328	93.6%	93.6%	1,046
TOTAL PROPERTIES HELD-FOR-USE				$1,340,573	$(66,853)	$1,273,720	12,380	94.6%	95.0%	$1,017

TOTAL				$1,364,117	$(68,433)	$1,295,684	12,812	94.5%	94.9%	$1,010
(a)	All dates are for the later of (i) the year in which construction was completed or (ii) the year in which a significant renovation program was completed.
(b)	Units represent the total number of apartment units available for rent at June 30, 2017.
(c)	Physical occupancy for each of our properties is calculated as (i) total units rented as of June 30, 2017 divided by (ii) total units available as of June 30, 2017, expressed as a percentage.
(d)	Average occupancy represents the daily average occupied units for the three-month period ended June 30, 2017.
(e)	Average monthly effective monthly rent, per unit, represents the average monthly rent for all occupied units for the three-month period ended June 30, 2017.
(f)	Properties are undergoing renovation.

NOI EXPOSURE BY MARKET

Dollars in thousands, except rent per unit

				For the Three Months Ended June 30, 2017
Market	Units	Gross Real Estate Assets	Period End Occupancy	Average Effective Monthly Rent per Unit	Net Operating Income (a)	% of NOI
Louisville. KY	1,709	$178,897	96.0%	$951	$2,921	12.6%
Memphis, TN	1,383	137,330	94.9%	1,017	2,419	10.5%
Atlanta, GA	1,092	136,202	94.0%	1,087	2,357	10.2%
Raleigh, NC	1,372	182,271	94.7%	1,073	2,274	9.8%
Oklahoma City, OK	1,658	72,764	92.2%	646	1,718	7.4%
Dallas, TX	734	85,160	97.0%	1,117	1,408	6.1%
Charleston, SC	518	78,948	94.2%	1,310	1,198	5.2%
Jackson, MS (b)	602	44,404	92.9%	912	948	4.1%
Little Rock, AR	462	53,923	95.0%	992	911	3.9%
Orlando, FL	297	47,465	95.3%	1,362	781	3.4%
Chicago, IL	370	29,270	94.9%	1,004	767	3.3%
Indianapolis, IN	428	41,747	91.6%	991	759	3.3%
Greenville, SC	346	48,124	90.2%	1,119	744	3.2%
Austin, TX	300	35,387	96.3%	1,277	669	2.9%
Charlotte, NC	208	41,736	94.2%	1,441	661	2.9%
Asheville, NC	252	28,243	98.0%	1,039	530	2.3%
Chattanooga, TN	295	25,885	97.3%	955	501	2.2%
Tampa-St. Petersburg, FL	216	29,543	94.0%	1,207	465	2.0%
St. Louis, MO	152	32,900	92.1%	1,579	463	2.0%
Columbus, OH	240	17,901	95.0%	877	352	1.5%
Huntsville, AL	178	16,017	98.3%	831	261	1.1%
Total/Weighted Average	12,812	$1,364,117	94.5%	$1,010	$23,107	100.0%

(a)	Net operating income for the three months ended June 30, 2017 excludes $406 primarily related to sold properties.
(b)	Includes $ 23,544 of properties classified as held-for-sale.

Definitions

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.  We believe average effective rent is a helpful measurement in evaluating average pricing.  This metric, when presented, reflects the average effective rent per month.

Average Occupancy

Average occupancy represents the average of the daily physical occupancy for the period presented.

Adjusted EBITDA

EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before acquisition and integration expenses and certain other non-operating gains or losses related to items such as asset sales, debt extinguishments, gains on the TSRE merger, and management internalization expenses.  EBITDA and Adjusted EBITDA are each non-GAAP measures.  We consider EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of our performance because it eliminates interest, income taxes, depreciation and amortization, acquisition and integration expenses and other non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. The table is a reconciliation of net income applicable to common stockholders to Adjusted EBITDA. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”)

IRT believes that FFO and CFFO, each of which is a non-GAAP measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.

CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including stock compensation expense, depreciation and amortization of other items not included in FFO, amortization of deferred financing costs, acquisition and integration expenses, and other non-operating gains or losses related to items such as hedge ineffectiveness, defeasance costs we incur when we sell a property subject to secured debt, asset sales, debt extinguishments, gains on the TSRE merger, and management internalization expenses, from the determination of FFO. IRT incurs acquisition expenses in connection with acquisitions of real estate properties and expenses those costs when incurred in accordance with U.S. GAAP. As these expenses are one-time and reflective of investing activities rather than operating performance, IRT adds back these costs to FFO in determining CFFO.

IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash or non-operating items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT believes that FFO and CFFO may provide IRT and our investors with an additional useful measure to compare IRT’s financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Interest Coverage

Interest coverage is a ratio computed by dividing our Adjusted EBITDA by our interest expense.

Net Debt

Net debt, a non-GAAP measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt.

IRT presents net debt because management believes it is a useful measure of IRT’s credit position and progress toward reducing leverage.  The calculation is limited in that IRT may not always be able to use cash to repay debt on a dollar for dollar basis.

	As of
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Total debt	$764,521	$765,695	$743,817	$880,581	$880,288
Less: cash and cash equivalents	(6,271)	(10,065)	(20,892)	(29,247)	(28,051)
Total net debt	$758,250	$755,630	$722,925	$851,334	$852,237

Net Operating Income

IRT believes that Net Operating Income (“NOI”), a non-GAAP measure, is a useful measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, asset management fees, property management fees, acquisition expenses and general administrative expenses. In connection with our management internalization which was completed in the fourth quarter of 2016, we modified our calculation of NOI to exclude property management expenses. We retrospectively adjusted previously reported NOI to conform to this change. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Same Store Properties and Same Store Portfolio

IRT reviews its same store properties or portfolio at the beginning of each calendar year.  Properties are added into the same store portfolio if they were owned at the beginning of the previous year.  Properties that are held-for-sale or have been sold are excluded from the same store portfolio.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets.  The following table provides a reconciliation of total assets to total gross assets.

	As of
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Total assets	$1,317,177	$1,306,986	$1,294,237	$1,306,242	$1,307,871
Plus: accumulated depreciation (a)	68,433	68,262	60,719	52,824	45,059
Plus: accumulated amortization	15,254	15,341	15,287	15,287	15,287
Total gross assets	$1,400,864	$1,390,589	$1,370,243	$1,374,353	$1,368,217
(a)	Includes previously recognized depreciation on properties that are classified as held-for-sale.